                                                                                    United States

Securities & Exchange Commission

Washington, DC 20549

SCHEDULE 14A

(RULE 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the registrant            [X]

Filed by a party other than the registrant            [ ]

Check the appropriate box:

[ ]         Preliminary Proxy Statement.

[ ]         Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2)).

[ ]         Definitive Proxy Statement.

[ ]         Definitive Additional Materials.

[ ]         Soliciting Material Pursuant to Section 240.14a-12

FIRST FARMERS AND MERCHANTS CORPORATION
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of filing fee (check the appropriate box):

[ ]         No fee required.

[ ]         Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)        Title of each class of securities to which transaction applies:

2)        Aggregate number of securities to which transaction applies:

3)        Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)        Proposed maximum aggregate value of transaction:

(5)        Total fee paid:

[ ]         Fee paid previously with preliminary materials.

[ ]         Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)        Amount Previously Paid:

(2)        Form, Schedule or Registration Statement No.:

(3)        Filing Party:

(4)        Date Filed:

FIRST FARMERS AND MERCHANTS CORPORATION

COLUMBIA, TENNESSEE

March 27, 2006

Dear Shareholder:

            The 2005 annual report for First Farmers and Merchants Corporation and its Subsidiary, First Farmers and Merchants Bank, are enclosed.  Because this information will be discussed during the business session of our annual meeting on Tuesday afternoon, April 18, we urge you to bring this information with you.

            We are pleased to report that the Corporation's total assets exceeded $811,039,000 at December 31, 2005.  Net loans at December 31, 2005 were up 2.6% from 2004 to $452,103,000.  Total deposits at the end of 2005 were approximately $683,588,000.  Book value per share for 2005 was $18.24, and total equity was up 2.2% from 2004.  Thank you for your continued support.

            The official notice of the meeting of shareholders, proxy, and proxy statement are enclosed.  PLEASE COMPLETE AND RETURN THE PROXY FORM AT YOUR EARLIEST CONVENIENCE.  If you attend the meeting, you will have the opportunity to withdraw your proxy and vote in person.  Shareholders may designate a person or persons other than those named in the enclosed proxy to vote their shares at the Annual Meeting of Shareholders or any adjournment thereof.

            Please note that the annual meeting will be held in the Cherry Theater, in the Waymon L. Hickman Building at Columbia State Community College, Columbia, Tennessee on the 18th day of April, 2006 at 4:00 p.m. Central Standard Time.  The reception/buffet will follow at approximately 5:00 p.m.  Please indicate on your proxy if you will be attending the meeting and reception/buffet.

Sincerely yours,

            /s/ T. Randy Stevens                                                   /s/ John P. Tomlinson, III

            T. Randy Stevens                                                         John P. Tomlinson, III

Chairman of the Board and                                           President

Chief Executive Officer

FIRST FARMERS AND MERCHANTS CORPORATION

816 South Garden Street, P. O. Box 1148, Columbia, Tennessee 38402-1148

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

to be held on the 18th day of April, 2006

To the Shareholders of First Farmers and Merchants Corporation:

            NOTICE IS HEREBY GIVEN that the Annual Meeting of the Shareholders of First Farmers and Merchants Corporation (the "Corporation") will be held at the Cherry Theater, in the  Waymon L. Hickman Building, Columbia State Community College, Columbia, Tennessee on the 18th day of April, 2006 at 4:00 p.m., Central Standard Time, for the following purposes:

1.      Election of Directors:  Election of 14 nominees as directors of the Corporation:

2.      Transacting such other business as may properly be brought before the meeting or any adjournment thereof.

         Shareholders of record at the close of business on March 1, 2006 are entitled to notice of and to vote at the meeting.

         To assure that your shares are represented at the meeting, please mark, date, sign and promptly return the enclosed proxy.  The proxy is revocable and will not affect your right to vote in person in the event you are able to attend the meeting.

         By order of the Board of Directors,

                                                                                    /s/ Martha M. McKennon

                                                                                    Martha M. McKennon

                                                                                    Secretary

FIRST FARMERS AND MERCHANTS CORPORATION

816 South Garden Street, P. O. Box 1148

Columbia, Tennessee  38402-1148

PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS

To Be Held on the 18th day of April, 2006

            The accompanying proxy is solicited by and on behalf of the Board of Directors of First Farmers and Merchants Corporation (the "Corporation") for use at the Twenty-fourth Annual Meeting of Shareholders to be held on the 18th day of April, 2006, and any adjournment thereof (the "Annual Meeting").  The time and place of the Annual Meeting are set forth in the accompanying Notice of Annual Meeting of Shareholders.  All expenses of preparing, printing, and mailing the proxy and all materials used in the solicitation thereof will be borne by the Corporation.  In addition to the use of the mails, proxies may be solicited in person, by telephone, or by directors, officers, and other personnel of the Corporation or its bank subsidiary, none of whom will receive additional compensation for such services.  The Corporation will also request custodians and nominees to forward soliciting materials to the beneficial owners of common stock of the Corporation ("Common Stock") held of record by them and will pay reasonable expenses of such persons for forwarding such material.  The date on which this Proxy Statement and the accompanying proxy are first being mailed to shareholders of the Corporation is the 28th day of March, 2006.

PURPOSES OF THE MEETING

            The Annual Meeting will be held for the purposes of (i) electing directors and (ii) transacting whatever other business may properly be brought before the meeting or any adjournment thereof.

QUORUM AND VOTING

            At the close of business on March 1, 2006, the Corporation had issued and outstanding 5,840,000 shares of its common stock.  Only holders of record of Common Stock at the close of business on March 1, 2006 are entitled to notice of and to vote on matters that properly come before the Annual Meeting or any adjournment thereof.

            The presence in person or by proxy of the holders of a majority of the outstanding shares of Common Stock entitled to vote at the Annual Meeting is necessary to constitute a quorum at the Annual Meeting or any adjournment thereof.  A shareholder is entitled to one vote in person or by proxy at the Annual Meeting for each share of Common Stock held of record in his or her name.

If a quorum is not present at the time of the Annual Meeting, the shareholders entitled to vote, present in person or represented by proxy, shall have the power to adjourn the Annual Meeting until a quorum shall be present or represented by proxy.  The Annual Meeting may be adjourned from time to time, whether or not a quorum is present, by the affirmative vote of a majority of the votes present and entitled to be cast at the Annual Meeting, by the officer of the Corporation presiding over the Annual Meeting, or by the Board of Directors.

Directors shall be elected by a plurality of votes of the shares of Common Stock present, in person or by proxy, and entitled to vote at the Annual Meeting, if a quorum is present.  Abstentions and broker non-votes will be counted for purposes of determining the presence of a quorum at the Annual Meeting but will not have the effect of voting in opposition to a director.

All matters other than the election of directors shall be determined based upon the vote of the majority of shares of Common Stock present, in person or by proxy, and entitled to vote at the Annual Meeting, if a quorum is present.  Abstentions will not have the effect of a vote against such proposals.  If a broker or nominee does not receive voting instructions from the beneficial owner of shares on a particular matter and indicates on the proxy that it does not have discretionary authority to vote on that matter, those shares may not be voted on that matter and will not be counted in determining the number of shares necessary for approval.

            In each case where the shareholder has appropriately specified how the proxy is to be voted, it will be voted in accordance with his or her specifications.  If no specification is made, the proxies will be voted FOR the election of all nominees as directors of the Corporation.  As to any other matters of business that may be properly brought before the Annual Meeting or any adjournment thereof, a vote may be cast pursuant to the accompanying proxy in accordance with the judgment of the person or persons voting the same.  Any shareholder has the power to revoke his or her proxy at any time, prior to the vote being taken at the Annual Meeting, by written notice or subsequently dated proxy, received by the Corporation, or by revocation by the shareholder in person at the Annual Meeting or any adjournment thereof.

ELECTION OF DIRECTORS

            At the Annual Meeting, 14 nominees will be proposed for election as directors to serve until the next annual meeting of shareholders or until their successors are qualified and elected.  The Corporation's Amended and Restated By-laws (the "Bylaws") provide in Article III, Section 2 that there shall be at least five and not more than 20 Directors.  The Board of Directors believes it is in the best interest of the Corporation that there be 14 directors of the Corporation at this time.  Proxies cannot be voted for a greater number than 14 nominees.

Directors are elected by a plurality of the votes cast by the shares of Common Stock entitled to vote at the Annual Meeting, if a quorum is present. The Corporation's charter does not provide for cumulative voting and, accordingly, shareholders do not have cumulative voting rights with respect to the election of directors.  Consequently, each shareholder may cast one vote per share of Common Stock held of record for each nominee.  Unless a proxy specifies otherwise, the persons named in the proxy will vote the shares covered thereby FOR the nominees designated by the Board of Directors listed on the "Nominee Information Table."  Should any nominee become unavailable for election, shares covered by a proxy will be voted for a substitute nominee selected by the current Board of Directors.

The Board of Directors proposes the election of the nominees listed below to serve until the next Annual Meeting of Shareholders or until their successors are duly qualified and elected.  All of the nominees are presently serving as Directors.  The following information is furnished with respect to the director nominees:

NOMINEE INFORMATION TABLE

Name	Age	Position and Office Held with Corporation	Position and Office Held with Bank	Director of Corporation Since	Business Experience During Last Five (5) Years	Shares Beneficially Owned 3/1/06 [1]	% of Class
Kenneth A. Abercrombie	63	Director	Director	1988	Retired President, Loretto Casket Co., Inc.	4,800	0.082%
James L. Bailey, Jr.	63	Director	Director	1982	Maury County Mayor Pharmacist (Self-employed)	17,088	0.293%
Hulet M. Chaney	61	Director	Director	1997	CEO Emeritus, Tennessee Farmers Insurance Companies	14,336 [2]	0.245%
H. Terry Cook, Jr.	65	Director	Director	1982	President, Cook Properties, Inc.	50,162 [3]	0.859%
Thomas Napier Gordon	54	Director	Director	1986	Managing Partner, Gordon Brothers Properties	136,648 [4]	2.340%
Dr. O. Rebecca Hawkins	65	Director	Director	1999	President, Columbia State Community College	800	0.014%
Dr. Joseph W. Remke, III	55	Director	Director	1999	Optometrist (Self-employed)	7,060	0.121%
T. Randy Stevens	54	Director, Chairman and CEO	Director, Chairman and CEO	1991	Chairman and CEO of the Corporation and Bank	72,000 [5]	1.233%
John P. Tomlinson III	55	Director, President	Director, President	2000	President of Corporation and Bank	12,810 [6]	0.219%
William R. Walter	64	Director	Director	2002	Administrator and CEO Maury Regional Hospital	5,428	0.093%
Dan C. Wheeler	63	Director	Director	1993	Director, Center for Profitable Agriculture	15,668 [7]	0.268%
Dr. David S. Williams	59	Director	Director	2001	Orthodontist (Self-employed)	7,000	0.120%
W. Donald Wright	66	Director	Director	1992	Pharmacist (Self-employed)	2,632	0.045%
James E. York	66	Director	Director	2005	Associate Broker and Principal The Stanfield York Company	65,708 [8]	1.125%
						412,140	7.057%

Footnotes

Nominee Information Table

      /1            Unless otherwise indicated, all shares are owned of record.

      /2            Includes 8,460 shares held jointly by Hulet M. Chaney and Joyce A. Chaney, Mr. Chaney's wife, and 200 shares held by Joyce A. Chaney.

      /3            Includes 16,308 shares held by Griffitha G. Cook, Mr. Cook's wife, and 4,400 shares held by Cook Properties, Inc.

      /4            Includes 18,120 shares held by Thomas Napier Gordon, Jr., Mr. Gordon's minor son, 18,120 shares held by Edward Bradshaw Gordon, Mr. Gordon's minor son, and 800 shares held by Teri Hasenour Gordon, Mr. Gordon's wife.

      /5            Includes 36,000 shares held by Leesa M. Stevens Family Partnership, L.P., and 35,800 shares held by Thomas Randall Stevens Family Partnership, L.P.

      /6            Includes 100 shares held by Teresa J. Beck, Mr. Tomlinson's wife.

      /7            Includes 3,400 shares held by Mary Carol Wheeler, Mr. Wheeler's wife.

      /8            Includes 14,490 shares held by James E. York 2002 GST-Exempt Trust and 100 shares held by Harriet Cox York, Mr. York's wife.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

As of March 1, 2006, no individual or corporation owned beneficially, directly or indirectly, more than 5% of the Common Stock except First Farmers and Merchants Bank (the "Bank"), the Corporation's wholly-owned subsidiary, which held in a fiduciary capacity in its Trust Department as trustee, agent or otherwise, 666,884 shares, or approximately 11.4% of the outstanding Common Stock, and has the right to vote 68% of these shares, while 32% are voted by the beneficial holders.  The shares voted by the Bank will be voted in a manner consistent with the best interests of the beneficiaries as determined by the Bank in its fiduciary capacity.

            The tabulation, "Security Ownership," sets forth the amount and percentage of the Common Stock beneficially owned (as determined in accordance with the rules and regulations of the Securities and Exchange Commission) as of March 1, 2006, by all directors and Named Executive Officers (as hereinafter defined) individually, and by all directors and executive officers.  These amounts include all shares beneficially owned listed in the Footnotes to the Nominee Information Table above.

Security Ownership
	Shares
	Beneficially
	Owned as of
Name	3/1/06	% of Class
Bank Trust Department Nominee	666,058	11.405%
(161 trust accounts)
Kenneth A. Abercrombie*	4,800	0.082%
James L. Bailey, Jr.*	17,088	0.293%
Hulet M. Chaney*	14,336	0.245%
H. Terry Cook, Jr.*	50,162	0.859%
Tom Napier Gordon	136,648	2.340%
O. Rebecca Hawkins*	800	0.014%
Joseph W. Remke, III*	7,060	0.121%
T. Randy Stevens	72,000	1.233%
John P. Tomlinson, III*	12,810	0.219%
William R. Walter*	5,428	0.093%
Daniel C. Wheeler*	15,668	0.268%
David S. Williams*	7,000	0.120%
W. Donald Wright*	2,632	0.045%
James E. York	65,708	1.125%
Leslie R. Brooks, III*	2,136	0.037%
Martha M. McKennon*	4,390	0.075%
Patricia P. Moody*	514	0.009%
N. Houston Parks*	8,255	0.141%
Timothy E. Pettus*	8,590	0.147%
Directors and Officers
as a Group (19 persons)	436,025	7.466%
	1,102,083	18.871%
* For Directors and Officers who own less than 1% of shares.

Executive Officers

            The biographical information of the officers of the Corporation, as of March 1, 2006, is presented in the following paragraphs.  None of these executive officers has a family relationship with any officer or employee of the Corporation and the Bank.  Messrs. Stevens and Tomlinson are currently serving on the Board of Directors of the Corporation and the Bank.

T. Randy Stevens, age 54, is Chairman of the Board and a director of the Corporation and the Bank.  He was employed by the Bank in 1973 and promoted to Commercial Bank Officer in 1974.  He was appointed Assistant Vice President in 1976 and promoted to Vice President in 1979.  Mr. Stevens was appointed Vice President and Trust Officer of the Bank in 1982 and promoted to First Vice President in 1984.  He was promoted to Executive Vice President and Chief Administrative Officer of the Bank in 1990.  Mr. Stevens was elected as a director of the Bank and the Corporation in 1991 and appointed Vice President of the Corporation in 1991.  He was appointed President and Chief Operating Officer of the Bank effective December 31, 1995 and President and Chief Operating Officer of the Corporation in April 1996.  He was appointed Chief Executive Officer of the Bank on June 30, 2002.  He was elected and appointed Chairman of the Board of Directors of the Corporation and the Bank on April 19, 2005.

            John P. Tomlinson, III, age 55, is Senior Executive Vice President and Chief Operating Officer of the Corporation, President of the Bank, and a director of the Corporation and the Bank.  He was employed by the Bank in 1973 and promoted to Commercial Bank Officer in 1974.  He was appointed Assistant Vice President of the Bank in 1976 and promoted to Vice President in 1979.  Mr. Tomlinson was appointed Manager of Mortgage Lending in 1986 and promoted to Senior Vice President in 1990.  He was appointed Executive Vice President of the Bank in 1995 and elected Secretary of the Corporation in April 1996.  He was appointed Vice President of the Corporation on December 17, 1996 and Senior Executive Vice President of the Bank in 1998.  Mr. Tomlinson was appointed Senior Executive Vice President of the Corporation in 1999 and elected director of the Corporation and the Bank in 2000.  He was appointed Chief Operating Officer on June 30, 2002 and Regional President of the Bank in 2003.  He was elected and appointed President of the Corporation and the Bank on April 19, 2005.

            Martha M. McKennon, age 61, is Secretary of the Corporation and the Bank and Vice President and Executive Assistant of the Bank.  She was employed by the Bank in 1974 and promoted to Customer Service Representative in 1980.  She was appointed Executive Assistant of the Bank in 1984 and Assistant Vice President, Executive Assistant in 1991.  Ms. McKennon was elected Assistant Secretary of the Corporation on December 17, 1996 and appointed Vice President/ Executive Assistant of the Bank in 1997.  She was appointed Secretary of/ the Corporation in 1999 and Secretary to the Board of Directors of the Corporation and the Bank in 2000.

N. Houston Parks, age 56, is Vice Chairman and Chief Operating Officer of the Bank and Treasurer of the Corporation.  He was employed by the Bank in 1997 as Senior Vice President and Senior Trust Officer.  He was appointed Executive Vice President and Senior Trust Officer in 2002.  He was promoted to Vice Chairman and Chief Operating Officer of the Bank in 2005.  He was elected and appointed Treasurer of the Corporation on April 19, 2005.

Patricia P. Moody, age 43, is Assistant Treasurer of the Corporation and Chief Financial Officer of the Bank.  She was employed by the Bank in 1998 and was promoted to Trust Officer in 2000.  She was promoted to Assistant Vice President and Trust Officer in 2003.  She was appointed Chief Financial Officer in 2005.  She was elected and appointed Assistant Treasurer of the Corporation on April 19, 2005.

 COMMITTEES OF THE BOARD

            There are no standing committees of the Board of Directors of the Corporation because the principal business of the consolidated company is conducted by the Bank rather than the holding company.  The Board of Directors of the Corporation met seven times during 2005.  The Corporation does not have a standing nominating committee.  The entire Board of Directors fulfills the role of a nominating committee.  Because of the Corporation's size and the nature of its business, the consistently high rate of participation in meetings by each director, the fact that over half of the Corporation's directors are independent (as defined by the New York Stock Exchange listing requirements) and are individuals who come from diverse backgrounds, and the infrequent historical turnover in the membership of the Board of Directors, the Board of Directors does not believe a separate, independent nominating committee is necessary.

Any shareholder, by written notice submitted to the Secretary of the Corporation, can nominate candidates for election to the Board of Directors.  The written notice should be provided in accordance with the process contained in the Corporation's Bylaws as more fully described in the "Items of Business for 2007 Annual Meeting of Shareholders" section of this Proxy Statement.  The entire Board of Directors serving as a nominating committee currently does not have a charter, nor are all of the directors independent, as defined by the New York Stock Exchange listing requirements.

            Although the Board of Directors has not established formal minimum qualifications for its members, the Board would consider only potential nominees who have several years of relevant business experience. Non-management director nominees would generally need to be independent, as defined by the New York Stock Exchange listing requirements. Any nominee must be willing to serve for the nominal director's compensation paid by the Corporation. In addition, the Board of Directors would evaluate nominees with the goal of maintaining a diversity of background and experience that complements the other directors. Candidates nominated by shareholders would be evaluated in the same manner as the candidates nominated by the Board of Directors.

            The remaining information in this section pertains to committees of the Bank's Board of Directors, which has designated seven standing committees.  They are as follows:

Audit/Compliance/CRA Committee (6 members)
Compensation Committee (7 members)
Deferred Profit Sharing Benefit Committee (5 members)
Executive Committee (6 members)
Trust Committee (7 members)
Risk Management Committee (6 members)
Business Development Committee (11 members)

Audit/Compliance/CRA Committee

            Functions:  The Bank has a separately designated standing Audit/Compliance/CRA Committee.  This committee provides assistance to the Board of Directors in fulfilling their responsibility to the shareholders related to internal control monitoring, accounting procedures, reporting practices, regulatory compliance and quality and integrity of the financial reports of the Bank.  This committee adopted a charter to guide its activities in 2002.  This Committee is composed solely of directors who are "independent" of the management of the Bank, based on the New York Stock Exchange corporate governance requirements, and are free of any relationship that, in the opinion of the Board of Directors, would interfere with their exercise of independent judgment as a committee member.

Number of 2005 meetings:  12

            Membership:  The membership of this committee is made up of six directors who are not officers of the Corporation or the Bank.  They are Dan C. Wheeler, Chairman, James L. Bailey, Jr., Hulet M. Chaney, Dr. O. Rebecca Hawkins, Dr. David S. Williams and W. Donald Wright.  Mr. Hulet M. Chaney is an "audit committee financial expert" as defined in the rules and regulations of the Securities and Exchange Commission (the "SEC").

Compensation Committee

            Functions:  This committee recommends to the Bank's Board of Directors fees for board meetings and fees for committee meetings of directors.  The Committee reviews, evaluates and recommends to the Board of Directors of the Bank the officers' compensation program and deferred profit-sharing contributions for all eligible employees.

            Number of 2005 meetings:  4

            Membership:  The membership of this committee is made up of one director who is an officer of the Corporation and of the Bank and six directors who are not officers of the Corporation or the Bank.  They are H. Terry Cook, Jr., Chairman, Kenneth A. Abercrombie, Hulet M. Chaney, T. Randy Stevens, William R. Walter, Dan C. Wheeler, and W. Donald Wright.

Deferred Profit-Sharing Benefit Committee

            Functions: This committee determines the eligibility of employees to participate in the Bank's Profit-Sharing Plan.  It supervises records pertaining to the continuity of service of participants and acts on applications for retirement benefits, applications for leaves of absence, and requests for distribution of participants' accounts.  This committee is also responsible for preparing annual reports and financial statements, disclosing benefits to participants, and reporting to the Internal Revenue Service ("IRS") and the Department of Labor with respect to the Bank's Profit-Sharing Plan.

            Number of 2005 meetings: 1

            Membership: The membership of this Committee is made up of one director who is an officer of the Corporation and the Bank, two directors who are not officers of the Corporation or the Bank, one advisory director who is not a director of the Corporation or the Bank, and one employee who is not a director of the Corporation or the Bank. They are John P.  Tomlinson, III, Chairman, Tom Napier Gordon, Dr. David S. Williams, Tom Lucas (advisory), and Amy B. Vaught (employee).

Executive Committee

            Functions:  This committee reviews and recommends to the Bank's Board of Directors for its approval selected actions with regard to the general direction and conduct of the Corporation and the Bank.  This committee acts on loan applications and reviews overdrafts, cash items, loans, lines of credit, and loan reviews in accordance with the Bank's policies that have been approved by the Board of Directors.

            Number of 2005 meetings:  36

            Membership:  The membership of this committee is made up of two directors who are officers of the Corporation and the Bank, and four outside directors, none of whom is an officer of the Corporation or the Bank.  They are Waymon L. Hickman, Honorary Chairman, T. Randy Stevens, Chairman, James L. Bailey, Jr., Hulet M. Chaney,  H. Terry Cook, Jr., John P. Tomlinson, III, and W. Donald Wright.

Trust Committee

            Functions: This committee supervises the operations of the Trust and Financial Management Department of the Bank to ensure proper exercise of the fiduciary powers of the Bank.

            Number of 2005 meetings: 12

            Membership: The membership of this Committee is made up of one officer who is not a director of the Corporation and the Bank, one director who is an officer of  the Corporation and the Bank, and five directors who are not officers of the Corporation or the Bank. They are N. Houston Parks, Chairman, T. Randy Stevens, Vice Chairman, Hulet M. Chaney, H. Terry Cook, Jr., Tom Napier Gordon, William R. Walter and James E. York.

Risk Management Committee

            Functions:  The purpose of this committee is to evaluate the major areas of risk within the Bank and to report to the Bank's Board of Directors on at least an annual basis.  The primary focus is on credit, interest rate, liquidity, pricing, transaction, compliance, strategic reputation and foreign exchange risk.

            Number of 2005 meetings:  1

            Membership:  The membership of this Committee is made up of one director who is an officer of the Corporation and the Bank, four outside directors who are not officers of the Corporation or the Bank and one advisory director of the Bank.  They are John P. Tomlinson, III, Chairman, Tom Napier Gordon, Dr. Joseph W. Remke, III, Dan C. Wheeler, Dr. David S. Williams and James R. Hudson (advisory).

Business Development Committee

            Functions:  The purpose of this committee is to oversee and advise Bank management in the development and execution of its marketing and business development plans.

            Number of 2005 meetings:  1

            Membership:  The membership of this Committee is made up of two directors who are officers of the Corporation and the Bank, four outside directors who are not officers of the Corporation or the Bank, one honorary director, and four advisory directors to the Bank.  They are Dr. O. Rebecca Hawkins, Chairman, Kenneth Abercrombie, Dr. Joseph W. Remke, III, T. Randy Stevens, John P. Tomlinson, III, James E. York, Waymon L. Hickman (honorary), Dr. Charles

A. Ball (advisory), H. Thomas Lucas (advisory), Christa S. Martin (advisory), and Dr. Bill Thrasher (advisory).  Kim M. Doddridge serves as Committee Coordinator.

Director Attendance

During 2005, each member of the Boards attended at least 75% of the aggregate meetings of the Boards and committees of which they were members.

            The Corporation does not have a policy regarding director attendance at annual meetings.  Because of the willingness of each director to be present at all annual meetings and the historical attendance of each director, a formal attendance policy has not been deemed necessary.  All directors attended the 2005 annual meeting of shareholders.

SHAREHOLDER COMMUNICATION WITH THE BOARD OF DIRECTORS

            The Board of Directors has adopted a process to facilitate written communications by shareholders or other interested parties to the Board of Directors.  Persons wishing to write to the Board of Directors of the Corporation or a specified director or committee of the Board of Directors should send correspondence to the Secretary of the Corporation at First Farmers and Merchants Corporation, P.O. Box 1148, Columbia, Tennessee, 38402-1148.

All communications so received from shareholders or other interested parties will be forwarded to the members of the Board of Directors, or to a specific director or committee if so designated by such person. Anyone who wishes to communicate with a specific Board member or committee should send instructions asking that the material be forwarded to the director or to the committee chairman. Solicitations, junk mail and obviously frivolous appropriate or inappropriate communications will not be forwarded, but will be made available to any director who wishes to review them.

COMPENSATION OF DIRECTORS AND OFFICERS

            During 2005, each director and officer of the Corporation received an annual retainer of $3,000.00 and was paid a fee of $500.00 for each Board meeting attended for up to four meetings.  Each active Bank director received $500.00 for each Bank Board of Directors meeting attended, each honorary Bank director received $400.00 for each Bank Board of Directors meeting attended, and each Bank advisory director received $300.00 for each Bank Board of Directors meeting attended.  Each member of the Bank's Executive Committee received a $7,000.00 annual retainer.  Each active, honorary and advisory Bank director (excluding salaried officers) received $250.00 for attendance at any scheduled or formally called committee meeting of any standing or specially appointed committee.  Active Corporation and Bank directors may defer fees payable to them under the Corporation's and Bank's Directors Deferred Compensation Plans.  During  2005, the Corporation and the Bank together paid total cash directors' fees of $147,300, and directors' fees in the amount of $216,790 were deferred.

BANK COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

Introduction

            Decisions on compensation of the Bank's executive officers are made by the seven-member Compensation Committee of the Bank's Board of Directors.  The Compensation Committee believes that the actions of each executive officer have the potential to impact the short-term and long-term profitability of the Corporation and the Bank.  Consequently, the Compensation Committee places considerable importance on its task of designing and administering an executive compensation program.

            The Bank has an executive compensation program that considers factors such as Corporation shareholder value and the overall performance of the Corporation and the Bank.  The main components of the executive compensation program are base salary, bonus, and participation in a split-dollar life insurance plan.

Compensation Program

            The Compensation Committee's executive compensation program is designed to provide competitive levels of compensation that are integrated with the Corporation's and the Bank's annual and long-term goals.  Executive compensation is reviewed by the Compensation Committee relative to peer group executive compensation based on national and state survey information.  The peer group used from the national and state surveys utilized institutions in a similar asset- size range.  The national survey also includes data for institutions in adjoining states.  The Compensation Committee approved cash compensation for executive officers in 2005 that is consistent with the Compensation Committee's executive compensation program.

Base Salary

            Base salary represents a fixed labor cost and is designed so that senior management receives acceptable salaries, helping the Bank keep the talent needed to meet the challenges in the financial service industry.  Many factors are included in determining base salaries, such as job responsibilities, the scope of the position, length of service with the Bank, individual performance, and compensation for similar positions in the peer group.  The Compensation Committee believes that base salaries should be slightly above the median of a market-competitive range.  All base salaries are reviewed annually.

Bonus

            The second component in the executive compensation program is a bonus plan.  Certain strategic goals from the Corporation's and the Bank's strategic plan and financial budget are allocated points relating to goal achievement.  During 2005, achievement of all the listed goals would have resulted in a bonus of varying percents of the base salaries for senior officers.  The Compensation Committee graded progress towards these goals as well as individual performance.  During 2005, a bonus of 15.5% was paid to six senior officers, a bonus of 21.7% was paid to the President and each of the Vice Chairmen, and a bonus of 31% was paid to the Chief Executive Officer.  Bonus payments were paid as follows:  T. Randy Stevens - $68,159, John P. Tomlinson, III - $32,357, N. Houston Parks - $29,512, Timothy E. Pettus - $29,512, and Leslie R. Brooks - $20,460.

Chief Executive Officer Compensation

            The executive compensation program described above is applied in setting the Chief Executive Officer's compensation.  T. Randy Stevens is Chairman of the Board of Directors and Chief Executive Officer of the Corporation and the Bank.  Mr. Stevens participates in the same executive compensation program available to the other executive officers.  The Compensation Committee reviews the executive compensation program in relationship to the performance of the Corporation's net income and stock value.  Consolidated net income for the Corporation and the Bank totaled $8,725,000 for 2005, representing a 1.5% decrease from the previous year.  The Corporation's stock price was $48 per share at December 31, 2005, based on information reported by buyers willing to disclose such information.  Based upon these and other factors the 2005 cash compensation of Mr. Stevens was $292,525.  Mr. Stevens had a base salary of $219,867, which is in line with the median salary in comparison to his peers in the national and state surveys indicated above.  Mr. Stevens earned a bonus in the amount of $68,159 that was based on the Corporation's goal achievement and financial results in 2005.

Conclusion

            The Compensation Committee believes that this mix of market-based salaries and bonus program represents a balance that will motivate the management team to continue to produce strong returns.  The Compensation Committee further believes this program strikes an appropriate balance between the interests and needs of the Corporation and the Bank in operating the financial service business.

Submitted by the Compensation Committee of the Bank's Board of Directors.

H. Terry Cook, Jr., Chairman;
Kenneth A. Abercrombie
Hulet M. Chaney,
T. Randy Stevens
William R. Walter
Dan C. Wheeler
W. Donald Wright

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

            Messrs. Cook, Abercrombie, Chaney, Stevens, Walter, Wheeler, and Wright served as members of the Bank's Compensation Committee throughout 2005.  Mr. Stevens serves as Chairman of the Board of Directors of the Bank and the Corporation and Chief Executive Officer of the Bank and the Corporation.

RELATED PARTY TRANSACTIONS

            During 2005, the Bank engaged in customary banking transactions and had outstanding loans to certain of the Corporation's and Bank's directors, including Messrs. Abercrombie, Cook, Wheeler, and Wright, and members of the immediate families of such directors and executive officers.  Messrs. Abercrombie, Cook, Wheeler, and Wright, their affiliates, families, and companies in which they hold ten percent or more ownership had outstanding loan balances of $883,332 at December 31, 2005.  These loans were made in the ordinary course of business and were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with others.  In the opinion of management, these loans do not involve more than the normal risk of collectibility or present other unfavorable features.

DEFERRED PROFIT-SHARING PLAN

            The Bank has a Deferred Profit-Sharing Plan and Trust (the "Plan") which has been approved by the IRS for deferral of income tax.  The Plan includes all eligible employees. All employees who are at least 20 years old and who complete one year of service with the Bank are eligible to participate. Participants 25% vested after two years of service and 15% each year thereafter until they are 100% vested at the end of seven years of participation in the Plan. The Bank's contribution to the Plan is determined by the annual performance of the Bank and is subject to annual approval by the Board of Directors of the Bank annually.  The aggregate amount the Bank contributed to the Plan for the 337 participants during year 2005 was $1,542,289.

            The total amount awarder under the Plan for each of the named Executive officers during 2005 is set forth in the following table:

Deferred Profit Sharing Plan

Performance or Other
Period Until Maturation Estimated Future Payouts
Or Payout Under Non-Stock Price-Based Plans
Name Threshold Maximum
T. Randy Stevens	None	$1,145,843	$1,145,843
John P. Tomlinson	None	$1,024,910	$1,024,910
N. Houston Parks	None	$ 137,227	$ 137,227
Timothy E. Pettus	Three Years	$ 28,453	$ 51,733 (1)
Leslie R. Brooks	Three Years	$ 34,981	$ 63.602 (1)

(1)   This amount assumes that the Named Executive Officer was fully vested as of December 31, 2005.

SUMMARY COMPENSATION TABLE

            The following table sets forth the aggregate remuneration accrued or paid by the Corporation or the Bank during the fiscal years ended December 31, 2005, 2004, and 2003, to the Chief Executive Officer and the four other most highly compensated executive officers whose total annual salary and bonus exceeded $100,000 (the "Named Executive Officers").

SUMMARY COMPENSATION TABLE

Name of Individual				Other Annual	All Other
and Principal Position	Year	Salary	Bonus	Compensation	Compensation
		/1	/2	/3	/4
T. Randy Stevens,
Chairman of the Board,	2005	$ 219,867	$ 69,639	$ 33,235	$ 35,987
Chief Executive Officer &	2004	211,411	66,499	32,855	31,053
Director of	2003	203,280	45,214	32,192	27,746
Corporation and Bank
John P. Tomlinson, III	2005	$ 149,111	$ 32,357	$ 24,495	$ 21,256
President	2004	143,376	31,113	24,944	14,227
& Director of	2003	139,200	21,437	24,457	12,210
Corporation and Bank
Timothy E. Pettus	2005	$ 136,000	$ 29,512	$ 20,837	$ 310
Vice Chairman	2004	126,690	27,492	19,223	288
of Bank	2003	109,439	16,817	8,312	201
N. Houston Parks	2005	$ 136,000	$ 29,512	$ 23,212	$ 768
Vice Chairman	2004	126,690	19,637	19,004	687
of Bank	2003	108,000	11,880	16,200	291
Leslie R. Brooks	2005	$ 132,000	$ 20,460	$ 21,976	$ 1,069
Executive Vice	2004	126,690	19,637	19,004	982
President of Bank	2003	123,000	13,530	18,450	417

      /1            Salaries only.

      /2            Bonus includes executive bonus incentives.

      /3            Other annual compensation includes use of an automobile and the Bank's contribution to the Deferred Profit Sharing Plan. This benefit provided by the Bank does not discriminate in favor of officers and directors and is available generally to all salaried employees.

      /4            All other compensation includes amounts received under the Bank's Deferred Salary Continuation Plan, deferred Corporation and Bank committee fees, group term replacement, and supplemental life insurance provided by the Bank.

COMPARATIVE PERFORMANCE

            Set forth below is a graph comparing the yearly change in the cumulative total shareholder return on the Common Stock ("FF&M" in the graph) against the cumulative total return of the S&P 500 Index and the S&P Major Regional Bank Index** for the period of five years commencing December 31, 2000 and ending December 31, 2005.

COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN

VALUE OF $100 INVESTED ON DECEMBER 31, 2000 AT:

	2000	2001	2002	2003	2004	2005
FF&M *	$ 100.00	$ 117.24	$ 129.31	$ 137.93	$ 155.18	$ 165.53
S&P MAJOR REGIONAL BANKS **	100.00	91.45	91.53	124.03	140.15	141.77
S & P 500 ***	100.00	88.18	68.69	88.39	97.98	102.84

*    Assumes that the value of the investment in FF&M Stock was $100 on December 31, 2000, with no dividend reinvestment.

      **   Assumes that the value of the investment in the S&P Major Regional Bank Index was $100 on December 31, 2000, with all dividends reinvested.  In 2002, Standard & Poor's ceased to provide the S&P Major Regional Bank Index, which was shown in the graph for 2000-2001.  S&P's new bank index beginning in 2002 is the S&P SuperCommercial Bank Index, which is shown in graph for 2002-2005.

   ***    Assumes that the value of the investment in the S&P 500 Index was $100 on December 31, 2000, with all dividends reinvested.

REPORT OF THE BANK'S AUDIT/COMPLIANCE/CRA COMMITTEE

            The Audit/Compliance/CRA Committee's (the "Audit Committee") primary responsibilities fall into three broad categories:

*    Monitoring the preparation of quarterly and annual financial reports prepared by the management of the Corporation and the Bank, which includes discussing with management and the Corporation's independent auditors draft financial statements and accounting and reporting matters.

*    Responsibility for matters concerning the relationship between the Corporation and the Bank and the Corporation's independent auditors.  This relationship includes: recommending the appointment or removal of the Corporation's independent auditors; reviewing the scope of their audit services and related fees, as well as any other services being provided; and determining whether the Corporation's auditors are independent.

*    Overseeing management's implementation of effective systems of internal controls, including the review of the activities and recommendations of the Bank's internal auditing program.

            The Audit Committee has implemented procedures to ensure that during the course of each fiscal year it devotes the attention that it deems necessary or appropriate to each of the matters assigned to it under the committee's charter.  To carry out its responsibilities, the Audit Committee met 12 times during the 2005 fiscal year.

            In overseeing the preparation of the Corporation's and the Bank's financial statements, the Audit Committee met with both management and the Corporation's independent auditors to review and discuss all financial statements prior to their issuance and to discuss significant accounting issues.  Management advised the Audit Committee that all financial statements were prepared in accordance with generally accepted accounting principles.  The Audit Committee discussed with the Corporation's independent auditors the matters required to be discussed pursuant to Statement on Auditing Standards No. 61 (Communication With Audit Committees), as modified or supplemented.  The Audit Committee also received the written disclosures and the letter from the Corporation's independent auditors regarding the independence of such auditors as required by Independence Standards Board Standard No. 1, as modified or supplemented, and discussed with such auditors their independence from the Corporation and its management.

            The Corporation files consolidated financial statements that include the financial condition and results of operation of the Bank for the periods indicated.  Based on its review and discussions with the Bank's management and the Corporation's auditors, the Audit Committee recommended to the Bank's Board of Directors who recommended to the Corporation's Board of Directors approval of the inclusion of the audited consolidated financial statements of First Farmers and Merchants Corporation and its subsidiary, First Farmers and Merchants Bank, in its Annual Report on Form 10-K for the fiscal year ended December 31, 2005, for filing with the Securities and Exchange Commission.

            During the period covering the fiscal years ended December 31, 2005 and 2004, KraftCPAs PLLC ("KraftCPAs") performed the following professional services that were approved by the Audit Committee:

	2005	2004
Audit Fees	-	94,838
completion of SOX 404 assertion 2004	94,801
audit of 12-31-05	191,957
Audit-Related Fees
Tax Fees	6,877	12,426
All Other Fees	1,873	1,238
	295,508	108,502

            Submitted by the Audit/Compliance/CRA Committee of the Bank's Board of Directors.

Dan C. Wheeler, Chairman
James L. Bailey, Jr.
Hulet M. Chaney
Dr. O. Rebecca Hawkins
Dr. David S. Williams
W. Donald Wright

INDEPENDENT PUBLIC ACCOUNTANTS

            Upon the recommendation of the Audit Committee of the Bank, the firm of KraftCPAs has been selected by the Board of Directors of the Corporation to serve as independent auditor for the Corporation for 2006.  The Board of Directors of the Bank has also chosen KraftCPAs  as its independent auditor.  A representative of KraftCPAs will be present at the Annual Meeting and will have the opportunity to make a statement if he or she so desires and will be available to respond to appropriate questions from shareholders in attendance.

OTHER MATTERS

            As of the date of this Proxy Statement, the management of the Corporation and the Bank knows of no other business that will be presented at the Annual Meeting.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

            Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Corporation's executive officers, directors and beneficial owners of more than 10% of the Common Stock to file reports of ownership and changes in ownership with the Securities and Exchange Commission.  Such executive officers, directors and greater than 10% shareholders are also required to furnish the Corporation with copies of all Section 16(a) reports they file. Based on a review of such reports filed with the Securities and Exchange Commission and on written representations from reporting persons, the Corporation believes that all persons subject to the reporting requirements pursuant to Section 16(a) filed the required reports on a timely basis with the Securities and Exchange Commission.

CODE OF ETHICS

            The Board of Directors of the Corporation has not adopted a Code of Ethics, as defined by the rules and regulations of the Securities and Exchange Commission, because the principal business of the consolidated company is conducted by the Bank rather than the holding company.  The Board of Directors of the Bank has adopted a Code of Ethics for all employees of the Bank.  A copy of this code can be obtained by a written request to the Human Resources Director of the Bank at First Farmers and Merchants Bank, P.O. Box 1148, Columbia, Tennessee, 38402-1148.

ITEMS OF BUSINESS FOR 2007 ANNUAL MEETING OF SHAREHOLDERS

The Corporation's By-laws provide that nominations of persons for election of directors and proposals of business to be transacted by the shareholders at an annual meeting of shareholders may be made by any shareholder of record who is entitled to vote and who provides proper notice. In order for any such nomination or submission to be proper, the notice must be received by the Corporate Secretary at the principal office of the Corporation not earlier than the date which is 120 calendar days nor later than the date which is 90 calendar days before the first anniversary of the preceding year's annual meeting of shareholders. However, if the date of the applicable year's annual meeting is more than 30 days before or more than 60 days after the first anniversary of the date of the previous year's meeting, then the notice must be received by the Secretary not earlier than the date which is 120 calendar days before the date on which the Corporation first mailed its proxy statement to shareholders in connection with the applicable year's annual meeting and not later than the date of the later to occur of (i) 90 calendar days before the date on which the Corporation first mailed its proxy statement to shareholders in connection with the applicable year's annual meeting of shareholders or (ii) ten calendar days after the Corporation's first public announcement of the date of the applicable year's annual meeting of shareholders. Under the By-laws, the public announcement of an adjournment of an annual meeting does not commence a new time period for the giving of a shareholder's notice as described above.

Further, for a shareholder's notice to be proper, it must set forth: (i) the name and address of the shareholder; (ii) the class and number of shares of stock of the Corporation held of record and beneficially owned by such shareholder; (iii) the name(s), including any beneficial owners, and address(es) of such shareholder(s) in which all such shares of stock are registered on the stock transfer books of the Corporation; (iv) a representation that the shareholder intends to appear at the meeting in person or by proxy to submit the business specified in such notice; (v) a brief description of the business desired to be submitted to the annual meeting of shareholders, the complete text of any resolutions intended to be presented at the annual meeting and the reasons for conducting such business at the annual meeting of shareholders; (vi) any personal or other material interest of the shareholder in the business to be submitted; (vii) as to each person whom the shareholder proposes to nominate for election or reelection as a director all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Exchange Act (including such person's written consent to being named in the proxy statement as a nominee and to serving as a director if elected); and (viii) all other information relating to the nomination or proposed business which may be required to be disclosed under applicable law. In addition, a shareholder seeking to submit such nominations or business at the meeting shall promptly provide any other information reasonably requested by the Corporation.

Nominations by shareholders of persons for election to the Board of Directors may be made at such a special meeting of shareholders if the shareholder's notice required by the By-laws shall be delivered to the Secretary at the principal office of the Corporation not earlier than the date which is 120 calendar days before the date of such special meeting and not later than the date of the later to occur of (i) 90 calendar days before the date of such special meeting of shareholders or (ii) ten calendar days after the Corporation's first public announcement of the date of the special meeting of shareholders.

Shareholders who wish to nominate a candidate for election to our Board of Directors (other than the candidates proposed by our Board of Directors) or propose any other business at the 2007 annual meeting of shareholders must deliver written notice to our Corporate Secretary at the address below not earlier than December 19, 2006 nor later than January 17, 2007. Any nomination for director or other proposal by a shareholder that is not timely submitted and does not comply with these notice requirements will be disregarded, and upon the instructions of the presiding officer of the annual meeting all votes cast for each such nominee and such proposal will be disregarded. Such nominations shall be sent to the following address:

First Farmers and Merchants Corporation

P.O. Box 1148

Columbia, Tennessee 38402-1148

Attention: Corporate Secretary

ANNUAL REPORTS

            The Corporation's annual report to shareholders for the calendar year 2005 is enclosed, but is not intended to be part of this Proxy Statement.

            COPIES OF THE CORPORATION'S ANNUAL REPORT FILED ON FORM 10-K WITH THE SECURITIES AND EXCHANGE COMMISSION WILL BE MAILED TO SHAREHOLDERS WITHOUT CHARGE UPON WRITTEN REQUEST MADE TO:  PATRICIA P. MOODY, ASSISTANT TREASURER, FIRST FARMERS AND MERCHANTS CORPORATION, P. O. BOX 1148, COLUMBIA, TENNESSEE 38402-1148.

            By the order of the Board of Directors,

                                                                                    /s/ Martha M. McKennon

                                                                                    Martha M. McKennon

                                                                                    Secretary

APPENDIX

FIRST FARMERS AND MERCHANTS NATIONAL BANK

                            Article I.                   AUDIT COMMITTEE CHARTER

The Board of Directors of First Farmers and Merchants National Bank ("FF&M") establishes an Audit/Compliance/CRA Committee ("committee") with authority, responsibility and specific duties as described below.

Section 1.01          Composition

The committee shall be comprised of a minimum of three outside directors who are independent of management and are free of any relationship that, in the opinion of the Board of Directors ("the Board"), would interfere with their exercise of independent judgment as a committee member. The determination of independence will be made in accordance with the provisions of Section 36 of FDICIA and any other requirements as may be promulgated from time to time by those regulatory agencies or other authorities applicable to the governance of FF&M.

The members of the committee shall be financially literate either at the time of appointment to the committee, or within a reasonable period of time thereafter. At least one member of the committee should have accounting or related financial management expertise.

One of the members shall be appointed committee chairman by the chairman of the Board.

Responsibility

The Audit Committee has a major responsibility to provide assistance to the Board in fulfilling their fiduciary responsibility to the shareholders and investment community related to accounting and reporting practices; the quality and integrity of financial reports; and the quality and effective administration of loan portfolios.

The committee is to be the Board's principal agent in ensuring the independence of the corporation's outside external auditors and internal auditors, the integrity of management, and the adequacy of disclosures to stockholders. It is the intention of the Board to adhere to the Securities and Exchange Commission's ("SEC") rule regarding Audit Committee Disclosure that became effective January 31, 2000.

The Audit Committee is also responsible for overseeing that management has established and maintained processes to assure that an adequate system of internal controls is in place and functioning as designed within FF&M. In addition, the committee will oversee that management has established and maintained processes to assure compliance with all applicable laws, regulations and corporate policies. In so doing, the Audit Committee will be responsible for handling relations with the outside external auditing firm, and the Internal Audit and Loan Review functions.

The committee will ensure that its members receive an appropriate degree of education and training in order to maintain an adequate level of expertise necessary to discharge their responsibilities on an ongoing basis.

Authority

The Audit Committee may be requested by the Board to investigate any activity of FF&M, and all employees are directed to cooperate as requested by members of the committee. The committee is empowered to retain persons having special competence as necessary to assist the committee in fulfilling its responsibility.

The committee views the outside independent auditors, Internal Audit and Loan Review as important resources. To this end, the Audit Committee should concur in the appointment or removal of the independent auditors, the Internal Auditors and the Loan Review. However, the opportunity for the independent auditors and Internal Auditors to meet with the entire Board of Directors as needed is not to be restricted.

To the extent necessary to fulfill its primary responsibilities, the committee will also communicate with the corporate legal counsel, the Accounting Department, Credit Administration, and others, as it deems necessary.

Frequency of Meetings

The Audit Committee shall meet as often as deemed necessary in order to fulfill its responsibilities, but not less than quarterly.

Attendance at Meetings

In addition to the members of the Audit Committee, the chairman of the Audit Committee may request members of management, the internal auditors and representatives of the independent auditors be present at meetings of the committee, as deemed appropriate.

Agenda for Meetings

In carrying out their responsibilities, the committee's agenda and procedures should remain flexible in order that it can best react to changing conditions and environment and to assure the Board and Shareholders that the accounting and reporting practices of FF&M and subsidiaries are in accordance with all requirements and are of the highest quality.

The committee's agenda on an annual basis will include the following:

1.            Provide an open avenue of communication between the outside auditors, the Internal Auditors, and the Board of     Directors.

2.            Confirm and assure the independence of the outside and internal auditors.

3.            Review coordination of audit efforts between the outside and internal auditors to assure completeness of coverage, reduction of redundant efforts, and the effective use of audit resources.

4.            Meet periodically with the outside and internal auditors and Manager of Loan Review without members of management present.

5.            Review and approve the scope and general extent of the audit examination performed by the external auditors, including their engagement letter. The auditors' fees are to be arranged by management and annually summarized for committee review and approval.

6.            Review any other services rendered by the external audit firm for FF&M.

7.            Review with the external auditors the adequacy and effectiveness of internal auditing, control of the organization, recommendations for improvement in control, and any difficulties encountered.

8.            Arrange for the independent external auditors to review the following items with the Audit Committee:

a)      FF&M's annual report to shareholders and Forms 10K and 10Q, including the financial statements, and financial statement and supplemental disclosures required by generally accepted accounting principles and the SEC.

b)      Significant transactions, if any, not a normal part of FF&M's operations.

c)      Changes (pending or proposed), if any, during the year in FF&M's accounting principles or their application.

d)      Significant adjustments, if any, not a normal part of FF&M's operations.

e)      The independent auditors should be instructed to communicate with the chairman of the Audit Committee if there is a probability that a pending quarterly review report, if any, will be other than standard.

9.      Inquire of the independent auditors whether there have been any disagreements with management, which if not satisfactorily resolved, would have caused them to modify their report on FF&M's financial statements.

10.  Ascertain that the outside auditors understand that:

(a)                The Audit Committee is the outside auditors' client;

(b)               The outside auditors are required to provide a timely analysis of current financial reporting issues and practices;

(c)                The outside auditors are required to discuss their qualitative judgments about the appropriateness, not just the acceptability, of accounting principles and the degree of aggressiveness or conservativeness of principles and estimates.

11.  Evaluate the cooperation received by the outside auditors during their audit examination, including their access to all requested records, data and information.

12.  Elicit the comments of management regarding the responsiveness of the outside auditors to FF&M's needs.

13.  Review and approve the annual audit plan, including their engagement letter, prepared by the Internal Auditors.

14.  Review and approve the status of completion of and significant changes to the Internal Audit annual plan and budget.

15.  Evaluate internal accounting control through a review of reports prepared by the Internal Auditors that describe control weaknesses, and determine that appropriate corrective action is being taken by management.

16.  Review the Internal Auditors' compliance with the Institute of Internal Auditor's Standards for the Professional Practice of Internal Accounting.

17.  Review the organizational structure and qualifications of the Internal Auditors.

18.  Review and approve the loan review policy and operating plan of the Loan Review function.

19.  Review and approve the status of completion of and significant changes to the Loan Review plan and budget.

20.  Evaluate asset quality and credit administration through a review of reports prepared by the Loan Review function that evaluate asset quality, the adequacy of allowance for loan losses, and management of the loan portfolios of FF&M.

21.  Review all reports of examination issued by FF&M's regulators.

22.  Make or cause to be made, all necessary inquiries of management and the independent auditors concerning established standards of corporate conduct and performance, and deviations therefrom.  Legal matters, regulatory and legal requirements and issues, and insurance concerns, which could significantly impact the financial statements, should also be reported.

23.  Discuss with FF&M's management the scope and quality of internal accounting and financial reporting controls in effect.

24.  Review with FF&M's management, internal auditors and independent auditors, FF&M's policies and procedures to reasonably ensure the adequacy of internal accounting and financial reporting controls.

25.  Inquire of management, the outside auditors and internal audit about significant risks or exposures and assess steps management has taken to minimize risks.

26.  Apprise the Board of significant developments in the course of performing the above duties.

27.  Prepare a written report that describes the Audit Committee's composition and responsibilities and how they were discharged.

28.  Review, update and approve the Audit Committee charter annually.

29.  Recommend to the Board any appropriate extensions or changes in the duties of the committee.

Committee Communications

Minutes of each meeting shall be prepared with copies to be provided to members of the committee and made available to management, the independent auditors, Internal Auditors and regulatory examiners.

The chairman of the Audit Committee shall make a report to the Board on the results of each meeting of the Audit Committee.

 FIRST FARMERS AND MERCHANTS CORPORATION

816 South Garden Street, P. O. Box 1148

Columbia, Tennessee  38402-1148

PROXY

KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned Shareholder of First Farmers and Merchants Corporation of Columbia, Tennessee (the "Corporation"), do nominate, constitute, and appoint Edward A. Cox, Bettye Cornwell, and Alvin Moore, or either of them with full power to act alone, my true and lawful representative with respect to all shares of Common Stock of the Corporation that I would be entitled to vote at the Annual Meeting of Shareholders to be held on April 18, 2006, at 4:00 p.m., Central Daylight Standard Time, at the Cherry Theater, Waymon L. Hickman Building, Columbia State Community College, or any adjournment thereof, with all the powers that I would possess if personally present, as follows:

1.       Election of the following 14 nominees as directors of the Corporation:

[  ]  FOR all nominees listed

[  ]  AGAINST all nominees listed

[  ]  MIXED VOTE - TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE LISTED ABOVE OR STRIKE OUT THE NOMINEE'S NAME.  In favor of those nominees not marked.

2.      At their discretion, Edward A. Cox, Bettye Cornwell and/or Alvin Moore are authorized to vote upon such other business as may properly come before the meeting.

         Management presently knows of no other business to be presented by or on behalf of its management at the meeting.

         THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER.  IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE DIRECTORS NOMINATED.

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.  THIS PROXY MAY BE REVOKED PRIOR TO ITS EXERCISE.

         When shares are held by joint tenants, both should sign.  When signing as attorney, executor, administrator, trustee, or guardian, please give full title.  If there is more than one trustee, all should sign.  All joint owners must sign.  If a corporation, please sign in full corporate name by President or other authorized officer.  If a partnership, please sign in partnership name by authorized person.

Dated the __________ day of __________, 2006

                                                                                    _________________________________________

                                                                                    _________________________________________

                                                                                                (Signature of Shareholder)

No. of Shares ______________ PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY POMPTLY.

_________I will attend the meeting/reception.                     _________ Number attending

_________I will not attend the meeting/reception.